SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): October 23, 2002

INDEPENDENT BANK CORPORATION (Exact name of registrant as specified in its charter)
Michigan (State or Jurisdiction of Incorporation or Organization)

0-7818 (Commission File Number)	38-2032782 (I.R.S. Employer Identification No.)

230 West Main Street, Ionia, Michigan 48846 (Address of principal executive offices)

(616) 527-9450
(Registrant's telephone number, including area code)

NONE Former name, address and fiscal year, if changed since last report.

Item 1.	Changes in Control of Registrant
Not Applicable
Item 2.	Acquisition or Disposition of Assets
Not Applicable
Item 3.	Bankruptcy or Receivership
Not Applicable
Item 4.	Changes in Registrant's Certifying Accountant
Not Applicable
Item 5.	Other Events
Not Applicable
Item 6.	Resignations of Registrant's Directors
Not Applicable
Item 7.	Financial Statements and Exhibits
Not Applicable
Item 8.	Change in Fiscal Year
Not Applicable
Item 9.	Regulation FD Disclosure
The information attached at Exhibit A is supplemental data to the Registrant's press release dated October 23, 2002 regarding its earnings during the quarter ended September 30, 2002.

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Consolidated Statements of Financial Condition

                                                                                    September 30,      December 31,
                                                                                         2002              2001
                                                                                   ----------------- -----------------
                                                                                              (unaudited)
                                                                                   -----------------------------------
Assets                                                                                       (in thousands)
Cash and due from banks                                                           $       61,971    $      50,525
Securities available for sale                                                            365,918          290,303
Federal Home Loan Bank stock, at cost                                                     21,521           21,266
Loans held for sale                                                                      120,040           77,220
Loans
  Commercial                                                                             526,547          482,046
  Real estate mortgage                                                                   601,391          661,462
  Installment                                                                            250,168          241,176
                                                                                   --------------    -------------
                                                                      Total Loans      1,378,106        1,384,684
  Allowance for loan losses                                                              (17,698)         (16,167)
                                                                                   --------------    -------------
                                                                        Net Loans      1,360,408        1,368,517
Property and equipment, net                                                               39,325           35,944
Bank owned life insurance                                                                 35,007
Accrued income and other assets                                                           40,872           44,682
                                                                                   --------------    -------------
                                                                     Total Assets $    2,045,062    $   1,888,457
                                                                                   ==============    =============
Liabilities and Shareholders' Equity
Deposits
  Non-interest bearing                                                            $      181,628    $     160,598
  Savings and NOW                                                                        630,114          601,949
  Time                                                                                   715,044          624,820
                                                                                   --------------    -------------
                                                                   Total Deposits      1,526,786        1,387,367
Federal funds purchased                                                                   50,175           35,100
Other borrowings                                                                         279,450          288,010
Guaranteed preferred beneficial interests in Company's subordinated
  debentures                                                                              17,250           17,250
Accrued expenses and other liabilities                                                    32,987           28,827
                                                                                   --------------    -------------
                                                                Total Liabilities      1,906,648        1,756,554
                                                                                   --------------    -------------
Shareholders' Equity
  Preferred stock, no par value--200,000 shares authorized; none outstanding
  Common stock, $1.00 par value--30,000,000 shares authorized;
    issued and outstanding:  11,966,530 shares at September 30, 2002
    and 11,864,876 shares at December 31, 2001                                            11,967           11,865
  Capital surplus                                                                         83,926           82,512
  Retained earnings                                                                       36,342           39,355
  Accumulated other comprehensive income                                                   6,179           (1,829)
                                                                                   --------------    -------------
                                                       Total Shareholders' Equity        138,414          131,903
                                                                                   --------------    -------------
                                       Total Liabilities and Shareholders' Equity $    2,045,062    $   1,888,457
                                                                                   ==============    =============

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations

                                                                 Three Months Ended         Nine Months Ended
                                                                   September 30,              September 30,
                                                                 2002         2001          2002          2001
                                                              -----------  ------------  ------------  -----------
                                                                    (unaudited)                (unaudited)
                                                              -------------------------  -------------------------
Interest Income                                                    (in thousands, except per share amounts)
  Interest and fees on loans                                 $    27,616  $     29,734  $     81,519  $    89,321
  Securities available for sale
    Taxable                                                        3,223         2,451         9,249        6,809
    Tax-exempt                                                     1,776         1,485         5,176        4,326
  Other investments                                                  340           378           987        1,146
                                                              -----------  ------------  ------------  -----------
                                     Total Interest Income        32,955        34,048        96,931      101,602
                                                              -----------  ------------  ------------  -----------
Interest Expense
  Deposits                                                         8,994        10,601        26,662       34,960
  Other borrowings                                                 2,957         5,007         9,555       13,980
                                                              -----------  ------------  ------------  -----------
                                    Total Interest Expense        11,951        15,608        36,217       48,940
                                                              -----------  ------------  ------------  -----------
                                       Net Interest Income        21,004        18,440        60,714       52,662
Provision for loan losses                                            752         1,061         2,845        2,955
                                                              -----------  ------------  ------------  -----------
       Net Interest Income After Provision for Loan Losses        20,252        17,379        57,869       49,707
                                                              -----------  ------------  ------------  -----------
Non-interest Income
  Service charges on deposit accounts                              3,457         2,808         9,410        6,891
  Net gains on asset sales
    Real estate mortgage loans                                     1,280         1,294         4,324        4,341
    Securities                                                       550                         726          158
  Other income                                                     1,394         2,856         6,931        7,912
                                                              -----------  ------------  ------------  -----------
                                 Total Non-interest Income         6,681         6,958        21,391       19,302
                                                              -----------  ------------  ------------  -----------
Non-interest Expense
  Compensation and employee benefits                               9,620         7,854        27,670       23,380
  Occupancy, net                                                   1,371         1,229         4,021        3,702
  Furniture and fixtures                                           1,123         1,040         3,373        3,207
  Other expenses                                                   4,963         5,483        14,259       14,384
                                                              -----------  ------------  ------------  -----------
                                Total Non-interest Expense        17,077        15,606        49,323       44,673
                                                              -----------  ------------  ------------  -----------
                          Income Before Federal Income Tax         9,856         8,731        29,937       24,336
Federal income tax expense                                         2,743         2,486         8,427        6,549
                                                              -----------  ------------  ------------  -----------
     Net Income Before Cumulative Effect of Change
     in Accounting Principle                                       7,113         6,245        21,510       17,787
Cumulative effect of change in accounting
     principle, net of tax                                                                                    (35)
                                                              -----------  ------------  ------------  -----------
                                       Net Income            $     7,113  $      6,245  $     21,510  $    17,752
                                                              ===========  ============  ============  ===========
Net Income Per Share Before Cumulative
  Effect of Change in Accounting Principle
  Basic                                                      $       .58  $        .49  $       1.75  $      1.40
  Diluted                                                            .57           .48          1.72         1.38
Net Income Per Share
  Basic                                                      $       .58  $        .49  $       1.75  $      1.40
  Diluted                                                            .57           .48          1.72         1.38
Dividends Per Common Share
  Declared                                                   $       .17  $        .15  $        .51  $       .44
  Paid                                                               .17           .15           .51          .43

Non-performing assets

                                                       September 30,         December 31,
                                                            2002                 2001
                                                      -----------------    -----------------
                                                             (dollars in thousands)
  Non-accrual loans                                             $7,803               $5,990
  Loans 90 days or more past due and
    still accruing interest                                      5,413                2,771
  Restructured loans                                               275                  285
                                                      -----------------    -----------------
                           Total non-performing loans           13,491                9,046
  Other real estate                                              2,230                1,610
                                                      -----------------    -----------------
                          Total non-performing assets          $15,721              $10,656
                                                      =================    =================
  As a percent of Portfolio Loans
     Non-performing loans                                    0.98%                0.65%
     Non-performing assets                                   1.14                  0.77
     Allowance for loan losses                               1.28                  1.17
  Allowance for loan losses as a percent of
     non-performing loans                                     131                   179

Allowance for loan losses

                                                               Nine months ended
                                                                 September 30,
                                                              2002           2001
                                                          -------------   ------------
                                                                (in thousands)
  Balance at beginning of period                               $16,167        $13,982
  Additions (deduction)
     Provision charged to operating expense                      2,845          2,955
     Recoveries credited to allowance                              551            476
     Loans charged against the allowance                       (1,865)        (1,651)
                                                          -------------   ------------
  Balance at end of period                                     $17,698        $15,762
                                                          =============   ============

  Net loans charged against the allowance to
     average Portfolio Loans (annualized)                         0.12%         0.11%

                                                  September 30, 2002                   December 31, 2001
                                            --------------------------------   ----------------------------------
                                                        Average                            Average
                                              Amount    Maturity    Rate         Amount    Maturity     Rate
                                              ------    --------    ----         ------    --------     ----
                                                                (dollars in thousands)
Brokered CDs (1)                              $283,281  1.8 years     2.95%      $163,315  1.7 years     3.83%
Fixed-rate FHLB advances (1)                    62,904  8.1 years     5.83        129,084  4.1 years     4.08
Variable-rate FHLB advances (1)                 91,500  0.4 years     2.14         93,000  0.4 years     1.83
Securities sold under agreements to
  repurchase (1)                               109,185  0.2 years     1.86         54,963  0.2 years     1.94
Federal Funds purchased                         50,175      1 day     2.13         35,100      1 day     1.86
                                            --------------------------------   ----------------------------------
     Total                                    $597,045  1.8 years     2.86%      $475,462  1.8 years     3.15%
                                            ================================   ==================================
(1)	Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed and pay-variable interest rate swaps.

Capitalization

                                                             September 30,           December 31,
                                                                  2002                   2001
                                                           -------------------    -------------------
                                                                        (in thousands)
Unsecured debt                                                        $10,500                $10,500
                                                           -------------------    -------------------
Preferred Securities                                                   17,250                 17,250
                                                           -------------------    -------------------
Shareholders' Equity
  Preferred stock, no par value
  Common Stock, par value $1.00 per share                              11,967                 11,865
  Capital surplus                                                      83,926                 82,512
  Retained earnings                                                    36,342                 39,355
  Accumulated other comprehensive income (loss)                         6,179                (1,829)
                                                           -------------------    -------------------
          Total shareholders' equity                                  138,414                131,903
                                                           -------------------    -------------------
          Total capitalization                                       $166,164               $159,653
                                                           ===================    ===================

Net interest income and selected ratios

                                                         Three months ended              Nine months ended
                                                            September 30,                  September 30,
                                                        2002            2001           2002           2001
                                                    --------------  -------------  -------------  --------------
Average earning assets (in thousands)                $1,828,101      $1,736,140     $1,787,200     $1,688,682
Tax equivalent net interest income                       22,115          19,421         63,955         55,486

As a percent of average earning assets
    Tax equivalent interest income                        7.41%          8.03%         7.49%         8.25%
    Interest expense                                      2.59            3.57           2.71           3.87
    Tax equivalent net interest income                    4.82            4.46           4.78           4.38

Average earning assets as a
  percent of average assets                              93.46%         94.46%        94.11%        94.11%

Free-funds ratio                                         10.98%         11.46%        11.39%        10.99%

Non-Interest Income

                                                        Three months ended          Nine months ended
                                                          September 30,                September 30,
                                                       2002          2001          2002           2001
                                                     ----------    ----------    ----------    -----------
                                                                        (in thousands)
   Service charges on deposit accounts                  $3,457        $2,808        $9,410        $6,891
   Net gains on asset sales
     Real estate mortgage loans                          1,280         1,294         4,324         4,341
     Securities                                            550                         726           158
   Title insurance fees                                    580           509         1,667         1,357
   Manufactured home loan origination fees
     and commissions                                       445           613         1,442         1,642
   Mutual fund and annuity commissions                     203           214           781           604
   Real estate mortgage loan servicing fees             (1,118)          284          (550)          840
   Other                                                 1,284         1,236         3,591         3,469
                                                     ----------    ----------    ----------    ----------
         Total non-interest income                      $6,681        $6,958       $21,391       $19,302
                                                     ==========    ==========    ==========    ==========

                                                                Three months ended              Nine months ended
                                                                  September 30,                   September 30,
                                                              2002            2001            2002           2001
                                                          --------------  -------------   -------------  --------------
                                                                                 (in thousands)
Real estate mortgage loans originated                          $251,695       $160,599        $545,174       $468,651
Real estate mortgage loans sold                                 105,613         99,385         348,933        293,972
Real estate mortgage loans sold with servicing
  rights released                                                53,828         85,885          75,323        256,285
Net gains on the sale of real estate mortgage loans               1,280          1,294           4,324          4,341
Net gains as a percent of real estate mortgage
  loans sold                                                       1.21%          1.30%           1.24%          1.48%

Non-Interest Expense

                                                 Three months ended                   Nine months ended
                                                   September 30,                        September 30,
                                               2002              2001               2002              2001
                                          ---------------   ---------------    ---------------   ----------------
                                                                      (in thousands)
Salaries                                         $ 6,435           $ 5,575            $18,565          $ 16,469
Performance-based compensation
  and benefits                                     1,325               782              3,874             2,642
Other benefits                                     1,860             1,497              5,231             4,269
                                          ---------------   ---------------    ---------------   ---------------
  Salaries and benefits                            9,620             7,854             27,670            23,380
Occupancy, net                                     1,371             1,229              4,021             3,702
Furniture and fixtures                             1,123             1,040              3,373             3,207
Data processing                                      766               728              2,193             1,865
Communications                                       592               554              1,805             1,719
Advertising                                          663               613              1,840             1,747
Loan and collection                                  659               733              1,874             1,806
Supplies                                             463               433              1,134             1,100
Amortization of intangible assets                    244               426                736             1,278
Other                                              1,576             1,996              4,677             4,869
                                          ---------------   ---------------    ---------------   ---------------
      Total non-interest expense                 $17,077           $15,606            $49,323           $44,673
                                          ===============   ===============    ===============   ===============

Average Balances and Tax Equivalent Rates

                                                                            Three Months Ended
                                                                               September 30,
                                                             2002                                     2001
                                              ------------------------------------  ------------------------------------------
                                               Average                                    Average
                                               Balance     Interest     Rate              Balance     Interest     Rate
                                              -----------  ----------  --------         ------------  ----------  --------
Assets                                                                    (dollars in thousands)
Taxable loans (1)                             $1,428,149   $  27,456      7.65%      $1,434,456    $  29,543      8.20%
Tax-exempt loans (1,2)                            11,541         246      8.46              12,681          294      9.20
Taxable securities                               221,333       3,223      5.78             148,408        2,451      6.55
Tax-exempt securities (2)                        145,557       2,801      7.63             119,784        2,363      7.83
Other investments                                 21,521         340      6.27              20,811          378      7.21
                                               ---------    --------                     ---------     --------
                    Interest Earning Assets    1,828,101      34,066      7.41           1,736,140       35,029      8.03
Cash and due from banks                           40,513    --------                        36,066     --------
Other assets, net                                 87,496                                    65,842
                                               ---------                                 ---------
                               Total Assets   $1,956,110                                $1,838,048
                                               =========                                 =========

Liabilities
Savings and NOW                               $  637,858       1,878      1.17          $  587,287        2,780      1.88
Time deposits                                    712,287       7,116      3.96             599,038        7,821      5.18
Other borrowings                                 277,199       2,957      4.23             350,894        5,007      5.66
                                               ---------    --------                     ---------     --------
               Interest Bearing Liabilities    1,627,344      11,951      2.91           1,537,219       15,608      4.03
Demand deposits                                  157,227    --------                       139,520     --------
Other liabilities                                 29,580                                    26,873
Shareholders' equity                             141,959                                   134,436
                                               ---------                                 ---------
 Total liabilities and shareholders' equity   $1,956,110                                $1,838,048
                                               =========                                 =========

         Tax Equivalent Net Interest Income                $  22,115                                  $  19,421
                                                            ========                                   ========

         Tax Equivalent Net Interest Income
             as a Percent of Earning Assets                               4.82%                                   4.46%
                                                                        ======                                     ======
(1)	All domestic
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Average Balances and Tax Equivalent Rates

                                                                             Nine Months Ended
                                                                               September 30,
                                                             2002                                     2001
                                              ------------------------------------  ------------------------------------------
                                               Average                                    Average
                                               Balance     Interest     Rate              Balance     Interest     Rate
                                              -----------  ----------  --------         ------------  ----------  --------
Assets                                                                    (dollars in thousands)
Taxable loans (1)                             $1,403,633    $ 81,047      7.71%      $1,410,149     $ 88,752      8.40%
Tax-exempt loans (1,2)                            11,541         726      8.41              13,429          875      8.71
Taxable securities                               212,014       9,249      5.83             129,795        6,809      7.01
Tax-exempt securities (2)                        138,465       8,163      7.88             115,278        6,844      7.94
Other investments                                 21,547         987      6.12              20,031        1,146      7.65
                                               ---------     -------                     ---------      -------
                    Interest Earning Assets    1,787,200     100,172      7.49           1,688,682      104,426      8.25
Cash and due from banks                           39,163     -------                        38,804      -------
Other assets, net                                 72,747                                    66,848
                                               ---------                                 ---------
                               Total Assets   $1,899,110                                $1,794,334
                                               =========                                 =========

Liabilities
Savings and NOW                               $  631,633       5,778      1.22          $  581,301        9,360      2.15
Time deposits                                    679,968      20,884      4.11             618,911       25,600      5.53
Long-term debt                                                                                 496           26      7.01
Other borrowings                                 272,111       9,555      4.69             302,359       13,954      6.17
                                               ---------     -------                     ---------      -------
               Interest Bearing Liabilities    1,583,712      36,217      3.06           1,503,067       48,940      4.35
Demand deposits                                  149,775     -------                       135,049      -------
Other liabilities                                 27,741                                    25,494
Shareholders' equity                             137,882                                   130,724
                                               ---------                                 ---------
 Total liabilities and shareholders' equity   $1,899,110                                $1,794,334
                                               =========                                 =========

         Tax Equivalent Net Interest Income                 $ 63,955                                   $ 55,486
                                                             =======                                    =======

         Tax Equivalent Net Interest Income
             as a Percent of Earning Assets                               4.78%                                   4.38%
                                                                       =======                                    =======
(1)	All domestic
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

2001 Reclassified Quarterly Net Interest Income and Non-interest Expense

                                                                 Three Months Ended
                                         March 31,            June 30,         September 30,        December 31,
                                      -----------------   -----------------   -----------------   -----------------
                                                                    (dollars in thousands)
Interest on fees and loans (1)                 $30,164             $29,423             $29,734             $28,414
Other interest income                            4,064               3,903               4,314               4,486
                                      -----------------   -----------------   -----------------   -----------------
  Total Interest Income                         34,228              33,326              34,048              32,900
Interest expense                                17,116              16,216              15,608              13,520
                                      -----------------   -----------------   -----------------   -----------------
  Net Interest Income (1)                      $17,112             $17,110             $18,440             $19,380
                                      =================   =================   =================   =================

Net interest income as a percent
  of average earning assets (1)                   4.35%              4.32%              4.46%              4.63%
                                      =================   =================   =================   =================

Non-interest expense (1)                       $14,099             $14,968             $15,606             $16,996
                                      =================   =================   =================   =================

Reclassification (1)                            $1,024              $2,079              $1,872              $1,882
                                      =================   =================   =================   =================
(1)	Reflects reclassification of loan origination fees and direct loan origination costs pursuant to SFAS #91. The amounts were reclassified between interest and fees on loans and non-interest expenses.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date	October 23, 2002	By	s/Robert N. Shuster Robert N. Shuster, Principal Financial Officer
Date	October 23, 2002	By	s/James J. Twarozynski James J. Twarozynski, Principal Accounting Officer